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                                                                   Exhibit 5(a)

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[LOGO OF Prudential]                                                Annuities Service Center
                                                                    Financial Professionals:
                                                                    1-800-513-0805
                                                                    www.prudentialannuities.com

                                                                    Regular Mail Delivery
Prudential                                                          Annuities Service Center
PREMIER(R) RETIREMENT                                               P.O. Box 7960
                                                                    Philadelphia, PA 19176
Variable Annuity Application Form
Annuities are issued by Pruco Life Insurance Company                Overnight Service, Certified or
                                                                    Registered Mail Delivery
                                                                    Prudential Annuities Service Center
                                                                    2101 Welsh Road
                                                                    Dresher, PA 19025

PRODUCT SELECTION => [_______] X Series [________] B Series [_________] L Series [________] C Series

SECTION 1 OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[ ] Individual [ ] Custodian [ ] UTMA/UGMA [ ] Trust* [ ] Corporation* [ ] Other* [______________________________________]

*   lf the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity)          Birth Date (Mo / Day / Yr) SSN / TIN

[____________________________________________________] [_______/________/_______] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [____________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[ ] Check here to designate the Co-Owners as each other's Primary Beneficiary.

Name (First, Middle, Last)                             Birth Date (Mo / Day / Yr)  SSN / TIN

[____________________________________________________] [_______/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [____________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: [_________________________________________________________________________________________________]

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

Name (First, Middle, Last)                             Birth Date (Mo / Day / Yr)   SSN / TIN

[____________________________________________________] [________/________/________] [__________________] [ ] Male [ ] Female

Street Address                                             City                                State       ZIP

[________________________________________________________] [_________________________________] [_________] [_____________]

[ ] U.S. Citizen [ ] Resident Alien/Citizen of: [________________________________________________________________________]

[ ] Non-Resident Alien/Citizen of: [___________________________________] (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

                           Networking No.                                    Annuity No. (If established)

FOR BROKER/DEALER USE ONLY [_______________________________________________] [___________________________________________]
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SECTION 2 BENEFICIARY INFORMATION

..   For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..   For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%.
Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)                                                       Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

Name (First, Middle, Last)                                                        Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [____________/___________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

Name (First, Middle, Last)                                                       Birth Date (Mo / Day / Yr)

[_______________________________________________________________________________] [___________/____________/_____________]

[ ] Primary    Relationship                                  SSN/TIN                                 Percentage

[ ] Contingent [___________________________________________] [_____________________________________] [__________________%]

SECTION 3 ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO

     If yes, a State Replacement Form is required for NAIC model regulation states.

2. WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [ ] YES [ ] NO If yes, complete the following and submit a State Replacement Form, if required.

Company Name                                           Policy or Annuity Number         Year Issued

[____________________________________________________] [______________________________] [________________________________]

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[ ] Non-Qualified [ ] SEP-IRA* [ ] Roth 401(k)* [ ] 457(b)*(gov't. entity)     [ ] 401*(Plan Year) [_____________________]

[ ] IRA           [ ] Roth IRA [ ] 403(b)*      [ ] 457(b)*(501(c) tax-exempt) [ ] Other [_______________________________]

*   The following information is required if the contract being requested is an employer plan.

Employer Plan No. (if available)                            Employer Plan Phone No.

[_________________________________________________________] [____________________________________________________________]

Employer Plan Name                                          Employer Plan Contact Name

[_________________________________________________________] [____________________________________________________________]

Street Address                                              City                                 State       ZIP

[_________________________________________________________] [__________________________________] [_________] [___________]
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SECTION 3 ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life;
please see your prospectus for details.

QUALIFIED CONTRACT PAYMENT TYPE                                  NON-QUALIFIED CONTRACT PAYMENT TYPE
Indicate type of initial estimated payment(s).                   Indicate type of initial estimated payment(s).

[ ] Transfer..........$ [_____________________]                  [ ] 1035 Exchange..............$ [______________________]

[ ] Rollover..........$ [_____________________]                  [ ] Amount Enclosed............$ [______________________]

[ ] Direct Rollover...$ [_____________________]                  [ ] CD Transfer or
                                                                     Mutual Fund Redemption ....$ [______________________]
[ ] IRA/ Roth IRA
    Contribution......$ [_____________] for tax year [______]

    If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS
MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN.)                                                DEATH BENEFITS (ONLY ONE MAY BE CHOSEN.)
---------------------------------------------------------------------------------------  -------------------------------------------
Income Benefits                                Accumulation Benefits                     [ ] Combination 5% Roll-up and Highest
                                                                                             Anniversary Value
[ ] Highest Daily Lifetime(SM) 6 Plus          [ ] Highest Daily(SM) Guaranteed
                                                   Return Option(SM) II (HD GRO(SM)II)   [ ] Highest Anniversary Value (HAV)
[ ] Spousal Highest Daily Lifetime(SM) 6 Plus
                                               [ ] Guaranteed Return Option(SM)          Death Benefits can only be elected at issue
[ ] Highest Daily Lifetime(SM) 6 Plus with         Plus II (GRO Plus II)                 of a new contract and cannot be terminated
    Lifetime Income Accelerator/1/                                                       once elected.

/1/  Cannot be elected with any Optional Death Benefit.

SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your DCA transfers will be allocated. You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[ ] 6 Month DCA [_______________]% of purchase payments OR [ ] 12 Month DCA [________________]% of purchase payments

If you have elected a 6 or 12 month DCA program, you may NOT elect any of the MVA Options in Section 4B.

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

B. INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT IN SECTION 3D, you must choose from ONE of the following three options:

1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio.
     Allocations made among these portfolios must total 100% (BOX 2); OR

3.   CUSTOM PORTFOLIOS PROGRAM: You must allocate at least 20% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The
     Custom Portfolios Program will automatically be rebalanced quarterly to the allocations selected.

IF YOU ARE NOT ELECTING AN OPTIONAL LIVING AND/OR DEATH BENEFIT, you may pick one of the Prudential Portfolio
Combinations in Box 1; OR allocate among any of the portfolios and MVA Options listed in BOXES 2,3,4 or 5 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - AVAILABLE FOR OPTIONS 1 OR 2 ABOVE OR IF YOU ARE NOT ELECTING AN OPTIONAL LIVING AND/OR DEATH
BENEFIT

[ ] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) ______ Rebalancing Frequency: [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[ ] COMBINATION 1                         [ ] COMBINATION 2                         [ ] COMBINATION 3
50% AST Capital Growth Asset Allocation   20% Franklin Templeton VIP Founding       20% AST Horizon Growth Asset Allocation
30% Franklin Templeton VIP Founding           Funds Allocation Fund                 30% AST Academic Strategies Asset Allocation
    Funds Allocation Fund                 20% AST Fidelity Investments(R)           50% AST Schroders Multi-Asset World Strategies
20% AST First Trust Capital Appreciation      Pyramis(R) Asset Allocation
    Target                                20% AST CLS Growth Asset Allocation
                                          20% AST First Trust Capital Appreciation
                                              Target
                                          20% AST Advanced Strategies

[ ] COMBINATION 4                         [ ] COMBINATION 5                         [ ] COMBINATION 6
35% AST Balanced Asset Allocation         40% AST T. Rowe Price Asset Allocation    20% AST Horizon Moderate Asset Allocation
35% AST T. Rowe Price Asset Allocation    15% AST CLS Moderate Asset Allocation     50% AST Academic Strategies Asset Allocation
30% AST First Trust Balanced Target       15% AST First Trust Balanced Target       20% AST Schroders Multi-Asset World Strategies
                                          30% AST Advanced Strategies               10% AST J.P. Morgan Strategic Opportunities

[ ] COMBINATION 7                         [ ] COMBINATION 8                         [ ] COMBINATION 9
20% AST T. Rowe Price Asset Allocation    60% AST Preservation Asset Allocation     25% AST Preservation Asset Allocation
80% AST Preservation Asset Allocation     40% AST J.P. Morgan Strategic             75% AST J.P. Morgan Strategic Opportunites
                                              Opportunites

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which
Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

     TRADITIONAL                               TACTICAL                                  ALTERNATIVE

[__] AST Balanced Asset Allocation        [__] AST CLS Growth Asset Allocation      [__] AST Academic Strategies
[__] AST Capital Growth Asset Allocation  [__] AST CLS Moderate Asset Allocation         Asset Allocation
[__] AST Fidelity Investments(R)          [__] AST Horizon Growth Asset             [__] AST Advanced Strategies
     Pyramis(R) Asset Allocation               Allocation                           [__] AST J.P. Morgan Strategic Opportunities
[__] AST Preservation Asset Allocation    [__] AST Horizon Moderate Asset           [__] AST Schroders Multi-Asset World
[__] AST T. Rowe Price Asset Allocation        Asset Allocation                          Strategies
[__] Franklin Templeton VIP Founding           QUANTITATIVE
     Funds Allocation Fund                [__] AST First Trust Balanced Target
                                          [__] AST First Trust Capital
                                               Appreciation Target                      BOX 2 TOTAL [__________]%

BOX 3 | BOND PORTFOLIOS %

[__] AST PIMCO Total Return Bond          [__] AST Western Asset Core Plus Bond         BOX 3 TOTAL [__________]%

                                                                                                                       (Continued)
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SECTION 4 INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 | ADDITIONAL PORTFOLIOS %

     LARGE-CAP GROWTH                          MID-CAP GROWTH                            SMALL-CAP VALUE
[__] AST Goldman Sachs                    [__] AST Goldman Sachs Mid-Cap Growth     [__] AST Goldman Sachs Small-Cap Value
     Concentrated Growth                  [__] AST Neuberger Berman                 [__] AST Small-Cap Value
[__] AST Jennison Large-Cap Growth             Mid-Cap Growth                            INTERNATIONAL EQUITY
[__] AST Marsico Capital Growth                MID-CAP VALUE                        [__] AST International Growth
[__] AST MFS Growth                       [__] AST Mid-Cap Value                    [__] AST International Value
[__] AST T. Rowe Price Large-Cap Growth   [__] AST Neuberger Berman / LSV           [__] AST JP Morgan International Equity
     LARGE-CAP BLEND                           Mid-Cap Value                        [__] AST MFS Global Equity
[__] AST QMA US Equity Alpha                   FIXED INCOME                         [__] AST Parametric Emerging
     LARGE-CAP VALUE                      [__] AST High Yield                            Markets Equity
[__] AST AllianceBernstein Core Value     [__] AST Lord Abbett Bond-Debenture            SPECIALTY PORTFOLIO
[__] AST AllianceBernstein                [__] AST Money Market                     [__] AST Cohen & Steers Realty
     Growth & Income                      [__] AST PIMCO Limited Maturity Bond      [__] AST Global Real Estate
[__] AST American Century                 [__] AST T. Rowe Price Global Bond        [__] AST T. Rowe Price Natural Resources
     Income & Growth                           SMALL-CAP GROWTH
[__] AST DeAM Large-Cap Value             [__] AST Federated Aggressive Growth
[__] AST Jennison Large-Cap Value         [__] AST Neuberger Berman
[__] AST Large-Cap Value                       Small-Cap Growth
                                          [__] AST Small-Cap Growth                      BOX 4 TOTAL [________]%
BOX 5 | MVA OPTIONS %

              [_______] 3-Year Guarantee Period   [_______] 7-Year Guarantee Period

              [_______] 5-Year Guarantee Period   [_______] 10-Year Guarantee Period     BOX 5 TOTAL [________]%

                                                                        CUMULATIVE (TOTAL 100%) [_____________]%

SECTION 5 E-DOCUMENTS

[ ]  By checking, providing my e-mail address below and signing Section 9,I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

     I understand that I will receive documents including but not limited to: statements, confirmations and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address [___________________________________________________________________________________________________]

SECTION 6 FINANCIAL PROFESSIONAL AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" (except in Utah, where we will assume your answer is "NO") to
Perform Contract Maintenance and Provide Investment/Allocation Instructions. For definitions, see Definitions and
Disclosures.

DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below? [ ] Yes [ ] No
Please indicate what designated activities you authorize your Financial Professional to have:

[ ] PERFORM CONTRACT MAINTENANCE    [ ] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

SECTION 7 ADDITIONAL INFORMATION

IF NEEDED FOR:  .  Special Instructions  .  Beneficiaries            .  Contingent Annuitant (for custodial business only)
                .  Annuity Replacement   .  Entity Authorized Individuals

[___________________________________________________________________________________________________________________]

[___________________________________________________________________________________________________________________]
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SECTION 8 NOTICES & DISCLAIMERS

FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of  MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE
the group contract is the Pruco Life Insurance Variable      OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE
Annuity Trust, an out-of-state, discretionary trust under    PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE
the regulation of Indiana law.                               IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

ARIZONA: Upon written request an insurer is required to      NEW JERSEY: Any person who includes any false or misleading
provide, within a reasonable time, factual information       information on an application for an insurance policy is
regarding the benefits and provisions of the annuity         subject to criminal and civil penalties.
contract to the contract owner.
                                                             NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO
If for any reason you are not satisfied with this contract,  THIS QUESTION:
you may return it to us within 10 days (or 30 days for
applicants 65 or older) of the date you receive it. All you  1. Did you receive a prospectus for this annuity?
have to do is take it or mail it to one of our offices or       [ ] YES [ ] NO
to the representative who sold it to you, and it will be
canceled from the beginning. If this is not a variable       2. Do you believe the annuity meets your financial
contract, any monies paid will be returned promptly. If         objectives and anticipated future financial needs?
this is a variable contract, any monies paid will be            [ ] YES [ ] NO
returned promptly after being adjusted according to state
law.                                                         OHIO: Any person who, with intent to defraud or knowing
                                                             that he is facilitating a fraud against an insurer, submits
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant     an application or files a claim containing a false or
for entity-owned contracts) is age 60 or older, you are      deceptive statement is guilty of insurance fraud.
required to complete the "Important Information for
Annuities Issued or Delivered in California" form.           OKLAHOMA: WARNING -- Any person who knowingly, and with
                                                             intent to injure, defraud or deceive any insurer, makes any
COLORADO: It is unlawful to knowingly provide false,         claim for the proceeds of an insurance policy containing
incomplete, or misleading facts or information to an         any false, incomplete or misleading information is guilty
insurance company for the purpose of defrauding or           of a felony
attempting to defraud the company. Penalties may include
imprisonment, fines, denial of insurance, and civil          OREGON and VERMONT: -- Any person who knowingly presents a
damages.                                                     materially false statement in an application for insurance may be guilty of a criminal offense an subject to penalties
Any insurance company or agent of an insurance company who   under state law.
knowingly provides false, incomplete, or misleading facts
or information to a policy holder or claimant for the        PENNSYLVANIA: Any person who knowingly and with intent to
purpose of defrauding or attempting to defraud the policy    defraud any insurance company or other person files an
holder or claimant with regard to a settlement or award      application for insurance or statement of claim containing
payable from insurance proceeds shall be reported to the     any materially false information or conceals for the
Colorado Division of Insurance within the Department of      purpose of misleading, information concerning any fact
Regulatory Agencies.                                         material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO         penalties.
INJURE, DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT
OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE  TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to
OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE       knowingly provide false, incomplete or misleading
THIRD DEGREE.                                                information to an insurance company for the purpose of
                                                             defrauding the company. Penalties include imprisonment,
KENTUCKY: Any person who knowingly and with intent to        fines, and denial of insurance benefits.
defraud any insurance company or other person files an
application for insurance containing any materially false    ALL OTHER STATES: Any person who knowingly and willfully
information or conceals, for the purpose of misleading,      presents a false or fraudulent claim for payment of a loss
information concerning any fact material thereto commits a   or benefit or who knowingly and willfully presents false
fraudulent insurance act, which is a crime.                  information in an application for insurance is guilty of a crime and may be subject to fines and confinement in
                                                             prison.
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SECTION 9 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[ ]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology.
     With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

..    I acknowledge that I have received a current prospectus for this annuity.

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

     NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A
     COMPLETED CERTIFICATE OF ENTITY OWNERSHIP FORM.

REQUIRED => State where signed [________________________]

            (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE
            REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[ ]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to under reporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                 Owner                                                          Date

SIGN HERE =>     [____________________________________________________________] [_________________________________________]
                                                                                Month / Day / Year

TITLE (IF ANY)=> [____________________________________________________________]

                 If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

                 Co-Owner                                                       Date

SIGN HERE =>     [____________________________________________________________] [_________________________________________]
                                                                                Month / Day / Year

                 Annuitant                                                      Date

SIGN HERE =>     [____________________________________________________________] [_________________________________________]
                 (if different from Owner)                                      Month / Day / Year
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SECTION 10 FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)

[________________________________________________________________________________________________] [______________%]

ID Number                                  Telephone Number                E-mail

[________________________________________] [_____________________________] [_______________________________________]

Name (First, Middle, Last)

[________________________________________________________________________________________________] [______________%]

ID Number                                  Telephone Number                E-mail

[________________________________________] [_____________________________] [_______________________________________]

B. BROKER/DEALER

Name

[__________________________________________________________________________________________________________________]

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[ ] Yes [ ] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, submit a State Replacement Form, if required.
[ ] Yes [ ] No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the
Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I
ACKNOWLEDGE THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [___________________________________]
                                                                                Month/Day/Year

                 Financial Professional Signature                               Date

SIGN HERE =>     [____________________________________________________________] [___________________________________]
                                                                                Month/Day/Year

PLEASE SELECT => For Financial Professional Use Only. Please contact your home office with any questions.

                 [ ] Option A [ ] Option B [ ] Option C
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DEFINITIONS AND DISCLOSURES                                    IRS CODE 501

You are advised to consult the prospectus or annuity for       Section of the Internal Revenue Code that generally exempts
explanations of any of the terms used, or contact Pruco        certain corporations and trusts from Federal income tax.
Life with any questions.                                       This exemption covers charitable organizations.

ANNUITY COMMENCEMENT DATE                                      OWNER OF ANNUITY

The Annuity Date will be the first day of the month            The term "Owner" may be referred to as "Participant" in
following the 95th birthday of the oldest of any Owner,        your annuity. In these forms, for simplicity, the
Co-Owner or Primary Annuitant. If you would like to elect      Participant is referred to as Owner.
an earlier Annuity Date, you may do so once the contract is
issued by completing an Annuity Change Form.                   e-DOCUMENTS

AUTHORIZATION                                                  If the e-Documents service is elected, the Owner(s) will
                                                               not receive paper documents, unless paper documents are
In Section 6, you may grant or deny your Financial             specifically requested. You must include the e-mail address
Professional access to your Annuity Contract Information       of the Owner(s) who will be notified by e-mail when
and give that person the ability to perform the activities     documents are available for viewing on the Prudential Web
you have selected.                                             site. You may update your subscription information, change your e-mail address, and revoke consent or obtain a paper
Neither Pruco Life nor any person authorized by Pruco Life     copy of any document by contacting ANNUITIES SERVICE CENTER
will be responsible for, and you agree to indemnify and        at 1-800-513-0805 or by e-mail at service@prudential.com.
hold Pruco Life harmless from and against, any claim, loss,    The availability of certain e-Documents may be subject to
taxes, penalties or any other liability or damages in          change. Pruco Life will notify you regarding changes to the
connection with, or arising out of, any act or omission if     types of documents offered electronically for viewing.
we acted on an authorized individual's instructions in good
faith and in reliance on this Authorization.                   Consent will be withdrawn upon due proof of your death, if all of your contracts are fully surrendered or when you
THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:              notify us that you are revoking your consent to e-Documents service.
1.   PERFORM CONTRACT MAINTENANCE
                                                               WITHHOLDING STATEMENT
     "Contract Maintenance" is currently limited to the
     following: changes to the Address-of-Record for the       Federal and some state laws require that Pruco Life
     Owner(s), increasing or decreasing systematic             withhold income tax from certain cash distributions, unless
     investment amounts under a Systematic Investment          the recipient requests that we not withhold. You may not
     program or termination of a Systematic Investment         opt out of withholding unless you have provided Pruco Life
     program and increasing or decreasing systematic           with a U.S. residence address and a Social Security Number/
     withdrawal amounts under a Systematic Withdrawal          Taxpayer Identification Number.
     program or termination of a Systematic Withdrawal
     program. Additional maintenance activities may be         If you request a distribution that is subject to
     available in the future.                                  withholding and do not inform us in writing NOT to withhold
                                                               Federal Income Tax before the date payment must be made,
2.   PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS                the legal requirements are for us to withhold tax from such payment.
     "Investment/Allocation Instructions" includes all
     activities which affect the investment of your            If you elect not to have tax withheld from a distribution
     Contract Value in the Sub-Accounts available (consult     or if the amount of Federal Income Tax withheld is
     your current prospectus). These activities include        insufficient, you may be responsible for payment of
     transfers between Sub-Accounts; changes in Standing       estimated tax. You may incur penalties under the estimated
     Allocation instructions for additional Purchase           tax rules if your withholding estimated tax payments are
     Payments; initiating, terminating or making changes to    not sufficient. For this purpose you may wish to consult
     allocation instructions, where applicable, for            with your tax advisor.
     Optional Programs such as Systematic Withdrawals,
     Automatic Rebalancing, Dollar Cost Averaging and Fixed    Some states have enacted State tax withholding. Generally,
     Option renewal.                                           however, an election out of Federal withholding is an
                                                               election out of State withholding.
This authorization may be revoked by calling
1-800-513-0805. Proper identification of the caller will be    SITUS RULES
required to revoke this authorization.
Note: This Section cannot be used for Third Party Investment   Contracts solicited, signed and issued outside of the
Advisor authorizations.                                        client's resident state require that a fully completed
                                                               Situs Form be submitted with the application. In the event
BENEFICIARIES                                                  that the financial professional is licensed in both the
                                                               client's resident state and the state of solicitation, and
..    The Owner reserves the right to change the Beneficiary    where the Situs Form criteria is not applicable, the
     unless the Owner notifies Pruco Life in writing that      annuity may be issued in the client's resident state. The
     the Beneficiary designation is irrevocable.               Additional Information Section of the application should be noted to reflect that the contract should be issued in the
..    If an Attorney-in-Fact signs the enrollment, the          client's resident state and not the state of signing.
     Attorney-in-Fact may only be designated as a
     Beneficiary if the Power-of-Attorney instrument and       Please note that all state specific requirements apply to
     the relevant state law permit it.                         the state in which the contract is being issued.

DEATH BENEFIT                                                  Prudential, Prudential Financial, Prudential Annuities, the
                                                               Rock logo and the Rock Prudential logo are registered
Death benefit proceeds are payable in equal shares to the      service marks of The Prudential Insurance Company of
surviving Beneficiaries in the appropriate Beneficiary         America and its affiliates.
class unless you request otherwise.

The death benefit under Pruco Life becomes payable to the designated Beneficiary upon first death of any Owner. For
Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.
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